UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

AMG Funds I

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2018 – DECEMBER 31, 2018

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds December 31, 2018 AMG Managers CenterSquare Real Estate Fund

Class N: MRESX	Class I: MRASX	Class Z: MREZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.

amgfunds.com	123118 AR017

AMG Funds Annual Report — December 31, 2018

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	9

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	11

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	12

Detail of changes in assets for the past two fiscal years

Financial Highlights	13

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	16

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

OTHER INFORMATION	21

TRUSTEES AND OFFICERS	22

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

It was a difficult year for financial markets in 2018. Strong domestic economic growth fueled equity returns for the majority of the year, but a pullback in the fourth quarter reversed returns, leaving indices across market caps firmly in negative territory. Investors were driven by signs of deceleration in growth across the globe combined with political uncertainty and tighter monetary policy. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned +9.9% in the first three quarters of the year before a period of heightened volatility resulted in a fourth quarter return of -13.5% and a -4.4% return for the full fiscal year.

In 2018, there was wide performance dispersion across the eleven economic sectors of the S&P 500® Index. Despite a weak fourth quarter, health care, utilities, information technology, and consumer discretionary sectors ended the year on a positive note with returns of +6.4%, +4.1%, +3.4% and +1.9%, respectively. Corporate earnings are expected to continue growing at double digits for the fifth consecutive quarter. According to FactSet, fourth quarter earnings growth for S&P 500® companies is +10.9% (as of January 25, 2019). Growth stocks outperformed value for the first three quarters of the year until the fourth quarter’s risk off environment reversed the trend. Full year returns for the Russell 1000® Growth and Russell 1000® Value Indexes were -1.5% and -8.3%, respectively.

Despite skittish investor sentiment, the U.S. economy continued to show signs of growth, albeit at a slower pace with third quarter GDP growth ringing in at 3.4%. The Federal Reserve raised short-term interest rates four times over the course of the year to end the year at a target rate of 2.25%–2.50%. Higher interest rates eroded the performance of bonds in the first three quarters of the year and a risk off fourth quarter resulted in mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the year where it began with a 0.0% return for 2018. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September but fell dramatically as investors sought to insulate themselves from market volatility. During the past year, the short end of the yield curve has risen faster than the longer end, resulting in the 2–10 year Treasury spread of 0.21%. As expected, high yield bonds held up in the rising interest rate environment but struggled in the fourth quarter as investors removed risk from their portfolios. As a result, spreads between investment grade and high yield corporate debt climbed past 300 bps. In 2018, the Bloomberg Barclays U.S. Aggregate Credit Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index returned -2.1% and -2.1%, respectively.

Economic conditions outside the U.S. started the year with strong growth indicators but finished with signs of deceleration. At the European Central Bank’s most recent monetary policy meeting, the governing council issued guidance that quantitative easing measures would continue and interest rates would remain at their present levels through summer of 2019. This is a departure from guidance earlier in the year which indicated the asset repurchase program would come to an end in December 2018 and rates would rise in 2019. The Bank of England increased its target rate in August for the first time since 2009, but deceleration in growth and increased downside risks, including a disorderly Brexit, have halted discussion of additional hikes in the near future.

International equities and emerging markets demonstrated significantly weaker returns, with the MSCI EAFE and MSCI Emerging Markets Index returning -13.8% and -14.6%, respectively, in the 12 months ending December 31, 2018. In a recent speech at the Hudson Institute, Vice President Mike Pence acknowledged China’s aggressive actions toward the United States and highlighted a dramatic shift in U.S foreign policy with China: “We seek a relationship grounded in fairness, reciprocity and respect for sovereignty, and we have taken strong and swift action to achieve that goal.” This new tone combined with two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Concurrently, the U.S. Dollar strengthened against most major global currencies, particularly in emerging markets, where those with large current account deficits faced significant pressure, adding to the drag on performance for emerging markets.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2018*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	(4.38)%	9.26%	8.49%

Small Caps	(Russell 2000® Index)	(11.01)%	7.36%	4.41%

International	(MSCI All Country World Index ex USA)	(14.20)%	4.48%	0.68%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.01%	2.06%	2.52%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	(2.08)%	7.23%	3.83%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.28%	2.30%	3.82%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.92%	1.18%	0.78%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*
AMG Managers CenterSquare Real Estate Fund

Based on Actual Fund Return

Class N	1.13%	$1,000	$935	$5.51

Class I	1.00%	$1,000	$935	$4.88

Class Z	0.88%	$1,000	$936	$4.29

Based on Hypothetical 5% Annual Return

Class N	1.13%	$1,000	$1,020	$5.75

Class I	1.00%	$1,000	$1,020	$5.09

Class Z	0.88%	$1,000	$1,021	$4.48

   * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG Managers CenterSquare Real Estate Fund Portfolio Manager’s Comments (unaudited)

AMG Managers CenterSquare Real Estate Fund (the Fund) seeks a combination of income and long-term capital appreciation by investing in stocks of companies that are principally engaged in owning and operating commercial real estate properties for the benefit of their investors, including real estate investment trusts (REITs). AMG Funds LLC utilizes an unaffiliated subadvisor, CenterSquare Investment Management, Inc. (CenterSquare), to manage the assets of this Fund.

THE SUBADVISOR

CenterSquare Investment Management, LLC

The investment team at CenterSquare believes real estate securities play an important role in a multi-asset class investment portfolio. CenterSquare’s investment strategy recognizes that real estate securities are not simply stocks or real estate. They are hybrid financial investments that must be valued on the basis of a number of meaningful factors, only one of which is the value of the firm’s property portfolio. To accurately assess the relative value of a REIT, CenterSquare takes into account critical business and market factors, such as the company’s capitalization, its position within public capital markets and the quality of the management team.

CenterSquare believes that investment success is the result of the company’s ability to provide a consistently accurate answer to the question at the heart of its investment strategy: which REITs do they believe will generate the highest risk-adjusted returns? CenterSquare believes that a diversified fund with a value orientation will result in strong risk-adjusted returns.

CenterSquare employs a value-oriented investment process with two distinct and complementary components: bottom-up real estate research and the company’s proprietary Relative Value Model (RVM) securities valuation process, which was designed to provide a uniform basis for evaluating the validity of a security’s trading price. Combining real estate research and the RVM process has been central to CenterSquare’s track record of delivering strong returns without incurring high levels of risk.

THE YEAR IN REVIEW

For the 12 months ending December 31, 2018, the (Class N) returned (5.55%), compared with (4.22%) for its benchmark, the Dow Jones U.S. Select REIT Index. During the same period, the S&P 500® Index returned (4.38%).

MARKET SUMMARY - 2018

The U.S. REIT market was down for the year, driven primarily by a broad market decline in December. Negative absolute performance was driven by concerns about the forward growth outlook as trade policy, the waning impact of tax reform, rising political tension, an overly hawkish Federal Reserve, falling oil and other commodity prices, and falling stock prices all combine to ratchet up investor anxiety. Overall, we believe that the equity market selloff has over-punished the REIT sector, and that there remain a number of value opportunities in spite of the increasing concern about the U.S. economy moving into a recession.

PERFORMANCE ATTRIBUTION AND POSITIONING

The Fund lagged its primary benchmark during the period. Stock selection was the primary driver of underperformance while sector allocation was a slight positive. Stock selection was strong in hotels, with our overweight to Park Hotels & Resorts and Chesapeake Lodging Trust contributing to alpha. This stock selection alpha, however, was offset by poor performance by our stock picks in the data center and alternative housing sectors, particularly our overweight to Equinix Inc. In the alternative housing sector, our underweight to American Homes 4 Rent detracted as well. Sector selection outperformed over the year primarily due to our overweight in the specialty sector via Iron Mountain.

From a positioning perspective, suburban office, specialty, and alternative housing continue to be our largest overweights. Over the year we reduced our underweight to healthcare via adding to HCP and initiating a position in Ventas. We reduced our overweight to office infill by trimming exposure to JBG Smith Properties and selling out of our position in Hudson Pacific Properties.

OUTLOOK

The stock market has grown concerned about the forward growth outlook and long-term bond yields have declined in response to further tightening from the Federal Reserve. The 10-year U.S. Treasury ended 2018 17 bps lower than it was at February 28, 2018, despite four rate hikes totaling 100 bps between mid- March and mid-December. While lower long-term interest rates should be positive for REITs, the decline in rates has not allowed the sector to avoid negative returns. Just as interest rates started to decline on investor expectations for a slowing economic outlook, credit spreads began to widen which crimped the positive impact a lower 10-year U.S. Treasury yield would have otherwise provided.

It is difficult to predict when the U.S. broad market volatility might end, but in an uncertain equity market REITs defensive characteristics of durable cash flow, high dividend yields, hard assets, and low correlation with other financial assets should be beneficial. Most importantly for REITs, commercial real estate fundamentals are favorable and valuations relative to the private real estate markets are attractive. Occupancy is high. Cash flow growth is stable. New construction is modest with a few specific exceptions. After more than two years of positive earnings growth and flat price appreciation, REIT valuations are arguably more attractive today than they were a few years ago.

The views expressed represent the opinions of CenterSquare Investment Management, Inc. as of December 31, 2018 and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG Managers CenterSquare Real Estate Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers CenterSquare Real Estate Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers CenterSquare Real Estate Fund’s Class N shares on December 31, 2008 to a $10,000 investment made in the Dow Jones U.S. Select REIT Index and S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers CenterSquare Real Estate Fund, Dow Jones U.S. Select REIT Index and S&P 500® Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers CenterSquare
Real Estate Fund[2,3,4,5,6]

Class N	(5.55%)	8.05%	12.85%	8.27%	12/31/97

Class I	(5.40%)	–	–	(1.59%)	02/24/17

Class Z	(5.30%)	–	–	(1.50%)	02/24/17

Dow Jones U.S. Select REIT Index[7]	(4.22%)	7.89%	12.05%	8.37%	12/31/97	†

S&P 500® Index[8]	(4.38%)	8.49%	13.12%	6.61%	12/31/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

4  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[5] Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[6] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7] The Dow Jones U.S. Select REIT Index measures U.S. publicly traded real estate investment trusts. Unlike the Fund, the Dow Jones U.S. Select REIT® Index is unmanaged, is not available for investment, and does not incur expenses.

[8] The S&P 500® Index is capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

The Dow Jones U.S. Select REIT Index is proprietary data of Standard & Poor’s Dow Jones Indices LLC, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers CenterSquare Real Estate Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Apartments	20.8

Office Property	15.2

Warehouse/Industrials	12.0

Health Care	10.2

Regional Malls	9.0

Storage	9.0

Hotels	8.9

Shopping Centers	8.6

Diversified	5.0

Consumer Discretionary	0.9

Other Assets Less Liabilities	0.4

TOP TEN HOLDINGS

Security Name	% of Net Assets
Simon Property Group, Inc.	7.4

Prologis, Inc.	7.0

AvalonBay Communities, Inc.	5.5

HCP, Inc.	4.3

Ventas, Inc.	4.0

Boston Properties, Inc.	3.8

Camden Property Trust	3.5

Equity Residential	3.4

CubeSmart	3.4

American Homes 4 Rent, Class A	2.9

Top Ten as a Group	45.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers CenterSquare Real Estate Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value

Common Stock - 0.9%

Consumer Discretionary - 0.9%

Hilton Worldwide Holdings, Inc.	27,150	$1,949,370

Total Common Stock (Cost $1,932,096)		1,949,370

REITs - 98.7%

Apartments - 20.8%

American Homes 4 Rent, Class A	333,580	6,621,563

AvalonBay Communities, Inc.	70,840	12,329,702

Camden Property Trust	89,040	7,839,972

Equity Residential	115,020	7,592,470

Essex Property Trust, Inc.	15,530	3,808,111

Invitation Homes, Inc.	171,350	3,440,708

UDR, Inc.	129,180	5,118,112

Total Apartments		46,750,638

Diversified - 5.0%

Brandywine Realty Trust	154,370	1,986,742

Cousins Properties, Inc.	382,580	3,022,382

Duke Realty Corp.	89,630	2,321,417

Equinix, Inc.	10,900	3,842,904

Total Diversified		11,173,445

Health Care - 10.2%

HCP, Inc.	342,480	9,565,466

Healthcare Trust of America, Inc., Class A	174,770	4,423,429

Ventas, Inc.	154,100	9,028,719

Total Health Care		23,017,614

Hotels - 8.9%

Chesapeake Lodging Trust	68,720	1,673,332

Host Hotels & Resorts, Inc.	215,860	3,598,386

Park Hotels & Resorts, Inc.	162,290	4,216,294

Pebblebrook Hotel Trust	33,890	959,426

Sun Communities, Inc.	54,190	5,511,665

Sunstone Hotel Investors, Inc.	301,240	3,919,133

Total Hotels		19,878,236

Office Property - 15.2%

Alexandria Real Estate Equities, Inc.	51,260	5,907,203

Boston Properties, Inc.	75,940	8,547,047

Empire State Realty Trust, Inc., Class A	235,980	3,357,996

	Shares	Value

Highwoods Properties, Inc.	102,270	$3,956,826

JBG SMITH Properties	27,740	965,629

Kilroy Realty Corp.	105,090	6,608,059

Mack-Cali Realty Corp.	171,430	3,358,314

Tier, Inc.	68,940	1,422,232

Total Office Property		34,123,306

Regional Malls - 9.0%

The Macerich Co.	85,630	3,706,066

Simon Property Group, Inc.	98,690	16,578,933

Total Regional Malls		20,284,999

Shopping Centers - 8.6%

Brixmor Property Group, Inc.	179,060	2,630,391

Federal Realty Investment Trust	20,780	2,452,871

Regency Centers Corp.	103,880	6,095,679

Retail Properties of America, Inc., Class A	226,420	2,456,657

Taubman Centers, Inc.	57,070	2,596,114

Urban Edge Properties	82,170	1,365,665

Weingarten Realty Investors	72,450	1,797,485

Total Shopping Centers		19,394,862

Storage - 9.0%

CubeSmart	264,080	7,576,455

Extra Space Storage, Inc.	57,840	5,233,363

Iron Mountain, Inc.	45,910	1,487,943

Public Storage	28,770	5,823,336

Total Storage		20,121,097

Warehouse/Industrials - 12.0%

Americold Realty Trust	70,680	1,805,167

CyrusOne, Inc.	99,460	5,259,445

Liberty Property Trust	97,260	4,073,249

Prologis, Inc.	269,810	15,843,243

Total Warehouse/Industrials		26,981,104

Total REITs (Cost $233,435,414)		221,725,301

Total Investments - 99.6% (Cost $235,367,510)		223,674,671

Other Assets, less Liabilities - 0.4%		883,319

Net Assets - 100.0%		$224,557,990

REITs   Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

AMG Managers CenterSquare Real Estate Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stock†	$1,949,370	—	—	$1,949,370

REITs†	221,725,301	—	—	221,725,301

Total Investments in Securities	$223,674,671	—	—	$223,674,671

†

All common stocks and REITs held in the Fund are Level 1 securities. For a detailed breakout of common stocks and REITs by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2018

AMG Managers CenterSquare Real Estate Fund

Assets:

Investments at Value[1]	$223,674,671

Receivable for investments sold	855,187

Dividend, interest and other receivables	1,361,303

Receivable for Fund shares sold	836,039

Prepaid expenses and other assets	12,180

Total assets	226,739,380

Liabilities:

Payable for Fund shares repurchased	1,657,805

Due to custodian	223,835

Accrued expenses:

Investment advisory and management fees	122,088

Administrative fees	30,522

Shareholder service fees	46,572

Professional fees	42,028

Other	58,540

Total liabilities	2,181,390

Net Assets	$224,557,990

[1] Investments at cost	$235,367,510

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

AMG Managers CenterSquare Real Estate Fund
Net Assets Represent:
Paid-in capital	$243,446,049
Distributable earnings (loss)	(18,888,059)
Net Assets	$224,557,990

Class N:
Net Assets	$169,545,927
Shares outstanding	17,733,902
Net asset value, offering and redemption price per share	$9.56
Class I:
Net Assets	$54,734,477
Shares outstanding	5,725,258
Net asset value, offering and redemption price per share	$9.56
Class Z:
Net Assets	$277,586
Shares outstanding	29,042
Net asset value, offering and redemption price per share	$9.56

The accompanying notes are an integral part of these financial statements.

Statements of Operations For the fiscal year ended December 31, 2018

AMG Managers CenterSquare Real Estate Fund
Investment Income:
Dividend income	$6,692,137
Total investment income	6,692,137
Expenses:
Investment advisory and management fees	1,533,220
Administrative fees	383,305
Shareholder servicing fees - Class N	493,768
Shareholder servicing fees - Class I	66,445
Reports to shareholders	102,165
Registration fees	66,419
Professional fees	57,191
Custodian fees	31,218
Transfer agent fees	22,047
Trustee fees and expenses	21,502
Miscellaneous	12,372
Total expenses before offsets	2,789,652
Expense reductions	(13,356)
Net expenses	2,776,296

Net investment income	3,915,841
Net Realized and Unrealized Loss:
Net realized loss on investments	(3,828,054)
Net change in unrealized appreciation/depreciation on investments	(15,362,345)
Net realized and unrealized loss	(19,190,399)

Net decrease in net assets resulting from operations	$(15,274,558)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal year ended December 31, 2018, the fiscal period ended December 31, 2017 and the fiscal year ended October 31, 2017

	AMG Managers CenterSquare Real Estate Fund

	2018	December 31, 2017[1]	October 31, 2017[2]
Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$3,915,841	$2,308,484	$3,332,768

Net realized gain (loss) on investments	(3,828,054)	2,022,925	26,241,651

Net change in unrealized appreciation/depreciation on investments	(15,362,345)	7,502,164	(11,494,670)

Net increase (decrease) in net assets resulting from operations	(15,274,558)	11,833,573	18,079,749

Distributions to Shareholders:[3]

Class N	(4,921,607)	(21,447,704)	(39,887,764)

Class I	(1,587,411)	(5,374,216)	(144,564)

Class Z	(5,785)	(13,328)	(744)

From paid-in capital:

Class N	(571,844)	—	—

Class I	(184,271)	—	—

Class Z	(596)	—	—

Total distributions to shareholders	(7,271,514)	(26,835,248)	(40,033,072)

Capital Share Transactions:[4]

Net increase (decrease) from capital share transactions	(47,450,206)	7,826,349	(98,423,119)

Total decrease in net assets	(69,996,278)	(7,175,326)	(120,376,442)

Net Assets:

Beginning of period	294,554,268	301,729,594	422,106,036

End of period[5]	$224,557,990	$294,554,268	$301,729,594

[1]	The Fund changed its fiscal year end from October 31 to December 31. See Note 1 in the Notes to Financial Statements.
[2]	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[3]	See Note 1(d) of the Notes to Financial Statements.
[4]	See Note 1(g) of the Notes to Financial Statements.
[5]

Net assets - End of year includes undistributed (distributions in excess of) net investment income of $175,873 and $0 for the fiscal period ending December 31, 2017 and fiscal year ended October 31, 2017, respectively. During 2018, the requirement to disclose undistributed net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.

AMG Managers CenterSquare Real Estate Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,		For the fiscal years ended October 31,

Class N	2018	2017[1]	2017[2]	2016[3]	2015	2014

Net Asset Value, Beginning of Period	$10.43	$11.02	$11.68	$12.34	$12.03	$10.79

Income (loss) from Investment Operations:

Net investment income[4,5]	0.15	0.09 [6]	0.10	0.22 [7]	0.16 [8]	0.14

Net realized and unrealized gain (loss) on investments	(0.73)	0.34	0.42	0.40	0.75	1.84

Total income (loss) from investment operations	(0.58)	0.43	0.52	0.62	0.91	1.98

Less Distributions to Shareholders from:

Net investment income	(0.19)	(0.06)	(0.21)	(0.15)	(0.21)	(0.13)

Net realized gain on investments	(0.07)	(0.96)	(0.97)	(1.13)	(0.39)	(0.61)

Paid in capital	(0.03)	—	—	—	—	—

Total distributions to shareholders	(0.29)	(1.02)	(1.18)	(1.28)	(0.60)	(0.74)

Net Asset Value, End of Period	$9.56	$10.43	$11.02	$11.68	$12.34	$12.03

Total Return[5,9]	(5.55)%	3.95%[10]	4.75%	5.33%	7.68%	19.88%

Ratio of net expenses to average net assets[11]	1.11%	1.04%[12]	1.08%	1.15%	1.16%	1.19%

Ratio of gross expenses to average net assets[13]	1.12%	1.06%[12,14]	1.09%	1.16%	1.17%	1.20%

Ratio of net investment income to average net assets[5]	1.50%	3.61%[12]	0.91%	1.88%	1.32%	1.27%

Portfolio turnover	57%	13%[10]	71%	65%	61%	49%

Net assets end of period (000’s) omitted	$169,546	$235,690	$243,684	$422,106	$350,178	$315,958

AMG Managers CenterSquare Real Estate Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,	For the fiscal period ended October 31,

Class I	2018	2017[1]	2017[15]

Net Asset Value, Beginning of Period	$10.43	$11.02	$11.22

Income (loss) from Investment Operations:

Net investment income[4,5]	0.17	0.09 [6]	0.11

Net realized and unrealized gain (loss) on investments	(0.73)	0.34	(0.26)

Total income (loss) from investment operations	(0.56)	0.43	(0.15)

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.06)	(0.05)

Net realized gain on investments	(0.07)	(0.96)	—

Paid in capital	(0.03)	—	—

Total distributions to shareholders	(0.31)	(1.02)	(0.05)

Net Asset Value, End of Period	$9.56	$10.43	$11.02

Total Return[5,9]	(5.40)%	3.97%[10]	(1.30)%[10]

Ratio of net expenses to average net assets	0.98%[16]	0.90%[12,16]	0.94%[12,16]

Ratio of gross expenses to average net assets[13]	0.99%	0.92%[12,14]	0.95%[12]

Ratio of net investment income to average net assets[5]	1.64%	3.75%[12]	1.46%[12]

Portfolio turnover	57%	13%[10]	71%[10]

Net assets end of period (000’s) omitted	$54,734	$58,716	$57,902

AMG Managers CenterSquare Real Estate Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,	For the fiscal period ended October 31,

Class Z	2018	2017[1]	2017[15]

Net Asset Value, Beginning of Period	$10.43	$11.02	$11.22

Income (loss) from Investment Operations:

Net investment income[4,5]	0.18	0.09 [6]	0.12

Net realized and unrealized gain (loss) on investments	(0.73)	0.34	(0.26)

Total income (loss) from investment operations	(0.55)	0.43	(0.14)

Less Distributions to Shareholders from:

Net investment income	(0.22)	(0.06)	(0.06)

Net realized gain on investments	(0.07)	(0.96)	—

Paid in capital	(0.03)	—	—

Total distributions to shareholders	(0.32)	(1.02)	(0.06)

Net Asset Value, End of Period	$9.56	$10.43	$11.02

Total Return[5,9]	(5.30)%	4.00%[10]	(1.27)%[10]

Ratio of net expenses to average net assets	0.86%[16]	0.79%[12,16]	0.83%[12,16]

Ratio of gross expenses to average net assets[13]	0.87%	0.81%[12,14]	0.84%[12]

Ratio of net investment income to average net assets[5]	1.75%	3.86%[12]	1.57%[12]

Portfolio turnover	57%	13%[10]	71%[10]

Net assets end of period (000’s) omitted	$278	$149	$143

[1]	The Fund changed its fiscal year end from October 31 to December 31. See Note 1 in the Notes to Financial Statements.
[2]	Effective February 27, 2017, Class S was renamed Class N.
[3]	Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.
[4]	Per share numbers have been calculated using average shares.
[5]	Total returns and net investment income would have been lower had certain expenses not been offset.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $0.08, $0.08 and $0.08 for Class N, Class I, and Class Z, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12 for Class N shares.
[8]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.13 for Class N shares.
[9]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[10]	Not annualized.
[11]

Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended December 31, 2018, less than 0.01% for the period ended December 31, 2017, and 0.01%, 0.01%, 0.01%, 0.01% for the fiscal years ended October 31, 2017, 2016, 2015, 2014, respectively.

[12]	Annualized.
[13]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[14]	Ratio does not reflect the annualization of audit, printing and registration expenses.
[15]	Commencement of operations was on February 27, 2017.
[16]

Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended December 31, 2018, less than 0.01% for the period ended December 31, 2017, and 0.01% for the period ended October 31, 2017.

Notes to Financial Statements December 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers CenterSquare Real Estate Fund (the “Fund”).

Commencing with the fiscal year beginning on November 1, 2017, the fiscal year of the Fund was changed from the period ending October 31 of each year to the period ending December 31 of each year.

The Fund offers different classes of shares, which, effective February 27, 2017, Class S shares were renamed Class N and the Fund commenced offering Class I and Class Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund is non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including REITS, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

Notes to Financial Statements (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2018, the impact on the expenses and expense ratios, if any, was $13,356 or 0.01%, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, are declared and paid out quarterly in March, June, September and December for income and will normally be declared and paid at least annually in December for realized net capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are due to capital loss carryforwards and wash sales deferrals.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal period ended December 31, 2017 were from the following sources:

	Net Investment Income	Realized Gain on Investments

Class N	$1,249,401	$20,198,303

Class I	323,944	5,050,272

Class Z	837	12,491

Total	$1,574,182	$25,261,066

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended October 31, 2017, were as follows: From net investment income $6,688,109, $144,564, and $744 for Class N, Class I, and Class Z, respectively, and from realized gains on investments $33,199,655 for Class N.

The tax character of distributions paid during the fiscal year ended December 31, 2018, fiscal period ended December 31, 2017, and fiscal year ended October 31, 2017 were as follows:

Distributions paid from	12/31/2018	12/31/2017	10/31/2017

Ordinary income	$4,787,492	$1,574,182	$6,528,931

Short-term capital gains	533,215	6,499,755	7,876,037

Long-term capital gains	1,194,096	18,761,311	25,628,104

Paid-in capital	756,711	—	—

	$7,271,514	$26,835,248	$40,033,072

As of December 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$5,049,468

Undistributed ordinary income	—

Undistributed short-term capital gains	—

Undistributed long-term capital gains	—

Late-year loss deferral	—

At December 31, 2018, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net
$237,513,262	$5,272,261	$(19,110,852)	$(13,838,591)

Notes to Financial Statements (continued)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2018, the Fund had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

Capital Loss Carryover Amounts

Short-Term	Long-Term
$ 2,303,441	$2,746,027

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal year ended December 31, 2018, fiscal period ended December 31, 2017, and the fiscal year ended October 31, 2017, the capital stock transactions by class for the Fund were as follows:

	December 31, 2018		December 31, 2017		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	4,185,436	$41,826,073	519,246	$5,810,011	7,839,045	$87,226,250

Reinvestment of distributions	550,058	5,369,053	1,991,031	20,686,818	3,219,980	34,583,644

Cost of shares repurchased	(9,592,887)	(95,521,108)	(2,028,658)	(22,589,402)	(25,090,414)	(278,435,016)

Net increase (decrease)	(4,857,393)	$(48,325,982)	481,619	$3,907,427	(14,031,389)	$(156,625,122)

Class I:[1]

Proceeds from sale of shares	2,700,141	$26,672,603	508,867	$5,708,005	5,898,330	$65,213,040

Reinvestment of distributions	138,502	1,351,775	323,970	3,366,045	4,064	45,022

Cost of shares repurchased	(2,741,765)	(27,298,595)	(457,891)	(5,168,455)	(648,960)	(7,198,342)

Net increase	96,878	$725,783	374,946	$3,905,595	5,253,434	$58,059,720

Class Z:[1]

Proceeds from sale of shares	14,116	$143,630	—	—	26,293	$287,191

Reinvestment of distributions	659	6,382	1,284	$13,327	67	743

Cost of shares repurchased	(2)	(19)	—	—	(13,375)	(145,651)

Net increase	14,773	$149,993	1,284	$13,327	12,985	$142,283

[1]	Commencement of operations was on February 27, 2017.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment

Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by CenterSquare Investment Management, LLC, who serves pursuant to a subadvisory agreement with the Investment Manager.

Notes to Financial Statements (continued)

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2018, the Fund’s investment management fee is paid at the annual rate of 0.60% of average daily net assets of the Fund.

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the fiscal year ended December 31, 2018, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred
Class N	0.25%	0.25%
Class I	0.15%	0.11%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The

Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2018, the Fund borrowed a maximum amount of $3,763,830 for 24 days paying interest of $2,860. The interest amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2018, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2018, were $147,114,942 and $194,345,883, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2018.

4. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

5. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. The Fund has early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Fund has adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

6. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require an additional disclosure in or adjustment of the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF AMG MANAGERS CENTERSQUARE REAL ESTATE FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Managers CenterSquare Real Estate Fund (one of the funds constituting AMG Funds I, referred to hereafer as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for the year ended December 31, 2018, for the period November 1, 2017 through December 31, 2017, and for the year ended October 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets for the year ended December 31, 2018, for the period November 1, 2017 through December 31, 2017, and for the year ended October 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2019

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

Other Information

TAX INFORMATION

The AMG Managers CenterSquare Real Estate Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers CenterSquare Real Estate Fund hereby designates $1,194,096 as a capital gain distribution with respect to the taxable year ended December 31, 2018, or if subsequently determined to be different, the net capital gains of such year. AMG Managers CenterSquare Real Estate Fund hereby designates $613,670 as a §1250 gain distribution with respects to the taxable calendar year ended December 31, 2018, or if subsequently determined to be different, the §1250 gains of such calendar year.

AMG Managers CenterSquare Real Estate Fund previously announced the estimated sources of its distributions paid during the year ended December 31, 2018. AMG Managers CenterSquare Real Estate Fund has reclassified certain of those distributions previously announced as constituting ordinary income to distributions constituting return of capital. Pursuant to Rule 19a-1(e) under the

Investment Company Act of 1940, the information in the table below supersedes the Fund’s previously announced estimated sources of its distributions paid during the year ended December 31, 2018.

Real Estate

Distributions paid from:	2018

Ordinary income	$4,787,492
Short-term capital gains	533,215
Long-term capital gains	1,194,096
Return of capital	756,711

$7,271,514

Please note that the information in this table is for financial accounting purposes only. Form 1099-DIV received by shareholders for the calendar year specifies how shareholders should characterize and report distributions paid by the Fund during the year for U.S. federal income tax purposes.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 55 Funds in Fund Complex	Bruce B. Bingham, 70 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000 • Oversees 55 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 55 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 55 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 58 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Victoria L. Sassine, 53

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 • Oversees 55 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 58 Funds in Fund Complex

Christine C. Carsman, 66

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc.(2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 52

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

CenterSquare Investment Management, Inc.

630 W Germantown Pike Suite 300

Plymouth Meeting, PA 19462

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	25

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	123118	AR017

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Fund for the Fund’s three most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal year ended December 31, 2018	Fiscal period ended December 31, 2017*	Fiscal year ended October 31, 2017
AMG Managers CenterSquare Real Estate Fund	$38,237	$22,434	$23,714

*	The Fund changed its fiscal year end from October 31 to December 31.

(b)	Audit-Related Fees

There were no fees billed by PwC to the Fund in its most recent fiscal year ended December 31, 2018 for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements but are not reported as Audit Fees (“Audit-Related Fees”). Audit-Related Fees were $10,034 for the fiscal period ended December 31, 2017 and $10,034 for fiscal year ended October 31, 2017 and related to services performed pursuant to Rule 17f-2 under the Investment Company Act of 1940.

For the Fund’s three most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Fund for the three most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal year ended December 31, 2018	Fiscal period ended December 31, 2017*	Fiscal year ended October 31, 2017
AMG Managers CenterSquare Real Estate Fund	$9,425	$9,425	$9,425

*	The Fund changed its fiscal year end from October 31 to December 31.

For the Fund’s three most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $ for the fiscal year ended December 31, 2018, $0 for the fiscal period ended December 31, 2017 and $0 for the fiscal year ended October 31, 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Fund for all other non-audit services (“Other Fees”) during the Fund’s three most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2)    None.

(f)	Not applicable.

(g)    The aggregate fees billed by PwC for the fiscal year ended December 31, 2018, fiscal period ended December 31, 2017 and the fiscal year ended October 31, 2017 for non-audit services rendered to the Funds and Fund Service Providers were $58,925,$93,125 and $90,275, respectively. For the fiscal year ended December 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal period ended December 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $83,700 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $80,850 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)    The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not	applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG Funds I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2019

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 7, 2019